UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2968

Name of Registrant:	Vanguard Trustees Equity Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2003 - October 31, 2004

Item 1:	Reports to Shareholders

Vanguard®International Value Fund

October 31, 2004

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN

7	ADVISOR'S REPORT

10	FUND PROFILE

12	GLOSSARY OF INVESTMENT TERMS

13	PERFORMANCE SUMMARY

14	YOUR FUND'S AFTER-TAX RETURNS

15	ABOUT YOUR FUND'S EXPENSES

17	FINANCIAL STATEMENTS

30	ADVANTAGES OF VANGUARD.COM

       SUMMARY

•	In an environment that favored value stocks, Vanguard International Value Fund posted a 17.7% return for the 2004 fiscal year.

•	Generally strong returns in international stock markets were enhanced for U.S.-based investors by the U.S. dollar’s weakness in the period.

•	The fund gained in nine industry sectors and lost ground in one—information technology.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the fiscal year ended October 31, 2004, strengthening economies around the globe produced handsome gains across stock market sectors, with value stalwarts such as energy and utility companies gaining more than 30%. Returns for U.S.-based investors were enhanced further by a falling dollar.

In keeping with this favorable environment, Vanguard International Value Fund returned 17.7% for the 12 months. The fund outperformed its average mutual fund peer but slightly lagged two unmanaged market indexes, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which tracks equity performance in 21 developed markets, and the MSCI All Country World Index ex USA, which also includes emerging markets. Compared with the indexes, the fund’s performance was hampered by negative returns for several large technology holdings, particularly in Japan, and by shortfalls among some financial services companies.

2004 Total Returns	Fiscal Year Ended October 31
Vanguard International Value Fund	17.7%

MSCI EAFE Index	18.8

Average International Fund*	16.1

MSCI All Country World Index ex USA	19.7

*Derived from data provided by Lipper Inc.

The table above presents the total return (capital change plus reinvested dividends) for the fund as well as for the three comparative standards. The table on page 6 shows the beginning and ending share prices for the fund along with its per-share distributions. If you own the International Value Fund in a taxable account, you may wish to review the report on after-tax returns on page 14.

STOCKS LOCKED IN THEIR EARLY GAINS

A strong global rally in stock prices during the first half of the fiscal year produced solid 12-month gains, despite a volatile second-half retreat.

The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 10.0% for the year. Developed markets overseas, as measured by the EAFE Index, did somewhat better (+10.9%) in local-currency terms—and better yet when those returns were translated into U.S. dollars. For U.S.-based investors, the EAFE Index’s return climbed to nearly 19% because of the dollar’s weakness relative to other major currencies, particularly during the first half of the period. (A decline in the dollar increases returns for international investments purchased with the greenback.)

Impressive gains were widespread across Eurozone countries and emerging markets, where many countries produced double-digit gains in U.S. dollar terms. After a soaring 2003, Japan’s market lost steam in 2004, but still managed a 9.0% return in dollars. In both domestic and overseas markets, value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings and book value) had significantly better returns than growth stocks.

Early in the fiscal year, stocks benefited from strong corporate earnings growth and a string of positive economic reports, particularly in the United States. The environment deteriorated during the summer; in the United States, job growth slowed and reports indicated that the economic expansion was weaker than had been thought, while the global economy started showing the strain of a relentless rise in crude-oil prices. But the period ended with resurgent signs of strength, as job growth and capital spending turned more positive.

Market Barometer		Average Annual Total Returns Periods Ended October 31, 2004
		One Year	Three Years	Five Years
Stocks	MSCI All Country World Index

	ex USA (International)	19.7	11.6	0.4

	Russell 1000 Index (Large-caps)	9.3	4.5	-1.6

	Russell 2000 Index (Small-caps)	11.7	12.3	7.7

	Dow Jones Wilshire 5000 Index	10.0	5.8	-0.9

	(Entire market)

Bonds	Lehman Aggregate Bond Index	5.5	5.4	7.6

	(Broad taxable market)

	Lehman Municipal Bond Index	6.0	5.7	7.2

	Citigroup 3-Month Treasury Bill Index	1.1	1.4	2.9

CPI	Consumer Price Index	3.2	2.4	2.6

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

Yields in the U.S. bond market fell during the first half of the period, boosting bond prices and returns. Yields began to climb again in April,

but then tailed off in August and September as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 4.29% and finished it at 4.02%.

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, recorded another strong year, returning 5.5% for the 12 months, slightly ahead of their three-year average. The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.94 percentage point over the fiscal year in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The Treasury bill yielded 1.89% on October 31.

Central banks overseas proved more cautious than the Fed, generally keeping their key interest rates unchanged. The United Kingdom provided an exception, with the Bank of England raising rates five times during the fiscal period for a cumulative 125-basis-point increase to 4.75%.

THE FUND’S FOCUS ON LONG-TERM PROSPECTS HELPED

In achieving its 17.7% fiscal-year gain, Vanguard International Value Fund capitalized on much of the economic activity around the globe without trying to seek out the “hottest” sectors. Both of the fund’s advisors, Hansberger Global Investors and Sanford C. Bernstein & Co., analyze stocks on an individual basis to decide whether they are desirable for the portfolio. Hansberger maintains a five-year outlook, searching for companies whose stock prices don’t fully reflect their long-term potential to increase earnings. Bernstein conducts fundamental investment research in pursuit of stocks that offer the greatest amount of earnings at the most attractive price. The table above shows the proportions of assets managed by each advisor as of October 31.

Fund Assets Managed	October 31, 2004
	$ Million	Percentage
Hansberger Global Investors Inc.	$1,485	67%

Sanford C. Bernstein & Co., LLC	644	29

Cash Investments*	89	4

Total	$2,218	100%

*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

During the fiscal year, the fund recorded positive returns in all but one of the ten sectors in which it invests, with information technology providing the exception. Returns in all nine sectors exceeded 10%; in five, returns topped 20%. Many of International Value’s stocks benefited from surging demand for energy, commodities, health care, and telecommunications services around the globe. Among the fund’s largest holdings were three major energy companies that contributed handsomely to returns: ENI of Italy, Total of France, and Petrobras of Brazil.

The biggest detractors from the fund’s performance, both on an absolute basis and relative to the MSCI indexes, were its information technology holdings, particularly those in Japan. The return of the fund’s financial holdings, which represented about one-quarter of the portfolio on October 31, totaled 15.7%, a handsome gain but one that fell short of performance for the MSCI EAFE Index sector. A South Korean bank and a U.K. mutual fund company were among the disappointments.

Total Returns		Ten Years Ended October 31, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment
International Value Fund	5.4%	$16,962

MSCI EAFE Index	4.0	14,837

Average International

Fund	3.4	13,954

MSCI All Country World

Index ex USA	4.3	15,282

At the end of the fiscal year, the fund held 58% of its stocks in Europe (compared with about 70% for the EAFE Index), 23% in developed markets in the Pacific (including 16% in Japan), and 14% in emerging markets, mostly in South Korea. Like smaller Asian economies, South Korea is benefiting not only from the strength of its exporters but also from a growing consumer base domestically.

THE FUND REMAINS AHEAD OVER THE LONG TERM

Over the past ten years, the fund’s performance has been strong relative to that of its peer group and index benchmarks. However, returns for all of them still reflect the damage done by the bear market that spanned 2000–2002. A hypothetical investment of $10,000 in the fund on October 31, 1994, would have grown to $16,962 ten years later. An investor in the average international fund would have earned about $3,000 less.

The International Value Fund benefits from being managed by advisors who are temperate and experienced at identifying opportunities in what can be volatile markets. Hansberger Global Investors has advised the fund since August 2000; Sanford C. Bernstein & Co. joined in April 2004. The combination of the distinctive investment approaches of these two managers allows International Value’s investors to exploit talents normally reserved for large-balance institutional investors, which your advisors predominantly serve.

HOW TO STAY BALANCED IN YOUR INVESTMENTS

After years of lagging the U.S. market, international stocks have been outperforming, underscoring their value in diversifying a U.S. investor’s stock portfolio. Similarly, the past decade has taught investors the importance of using bonds to diversify a portfolio. What better than market returns to remind us of the timeless lesson: Portfolios are best built on a diversified platform, including stocks, bonds, and short-term reserves in proportion to your individual risk tolerance, goals, and time horizon. Once constructed, the portfolio should be rebalanced periodically to remain true to your desired asset allocation.

If you are unsure about what your current allocation is and whether it is appropriate, consider visiting our website, Vanguard.com. When you log on as a registered user, you will see a colorful pie chart displaying how your investments are allocated among asset classes. With an additional click you can go on to see an analysis of how well your stock and bond holdings are diversified, including the proportions of domestic and international stocks. You’ll also find tools to help you consider whether your current allocations are appropriate to your situation.

We hope these tools are helpful in your efforts to stay on track with your investment plan and, more important, with meeting your goals.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 16,2004

Your Fund's Performance at a Glance		October 31, 2003-October 31, 2004

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
International Value Fund	$24.54	$28.36	$0.460	$0.000

ADVISOR’S REPORT

Vanguard International Value Fund returned 17.7% in fiscal 2004, compared with a return of 18.8% for the fund’s primary benchmark, the MSCI EAFE Index.

This report focuses on the portion of the fund managed by Hansberger Global Investors, representing 67% of the fund’s assets as of October 31, 2004.

THE INVESTMENT ENVIRONMENT

Over the past 12 months, global equity markets performed well despite a number of significant challenges. Markets forged ahead in the face of a seemingly endless rise in energy prices, which threatened to slow the pace of growth in the global economy. In addition, strong demand for steel, copper, iron ore, chemicals, and other raw materials led to upward pressure on their prices. With interest rates in the United States and elsewhere at historically low levels and stubbornly weak U.S. employment data, investors became concerned about imminent inflationary pressures. Additionally, a slowdown in global economic growth (stagflation) emerged as a new factor for investors to consider. Monetary policymakers in many countries acted to raise short-term interest rates, with Australia, the United Kingdom, and the United States increasing rates.

Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.

The rally in international markets during the fiscal year was broad-based across industries, and the fund’s holdings in every sector except information technology posted double-digit returns in the aggregate. As oil prices pushed above $50 per barrel, energy and energy-related companies continued to see their share prices rise. Interestingly, utilities companies, which are typically large consumers of fossil fuels, were among the best performers in the period as they were able to raise prices to recover their higher fuel costs. For the most part, other sectors also rallied strongly as economic growth translated into improved corporate earnings and cash flow.

An important factor for U.S. investors in international equity markets was the continued weakness of the U.S. dollar in the period. The dollar dropped in value versus most major currencies, including the euro, the British pound, and the Japanese yen. Overall, the dollar’s weakness added almost 8% to the return of the MSCI EAFE Index. This trend is likely to continue considering the large trade and budget deficits in the United States.

OUR VIEW OF THE INTERNATIONAL MARKETPLACE

Although stubbornly high oil prices and rising interest rates are likely to create a challenging environment for equities in the coming fiscal year, we remain optimistic about select long-term investment opportunities. For example, our analysts, using company visits and diligent, systematic research, continue to identify potential Japanese investments. From a top-down perspective, Japan continues to send conflicting signals. Corporate sales and earnings are still depressed, and Japanese companies’ price/earnings (P/E) ratios are well above that of the MSCI EAFE Index. However, Japan’s corporate sector continues to restructure (albeit slowly). In some cases our research shows that these efforts are beginning to bear fruit in terms of improved profitability. Moreover, the valuations of many Japanese companies are compelling when compared with those of similar companies in other parts of the world. While we continued to maintain the fund’s underweight allocation in Japan relative to the EAFE Index as of the period-end, we did add several new Japanese investments to the portfolio in the past several months.

The fund also had a sizable commitment to emerging markets at fiscal year-end. Overall, this asset class has attractive valuations based on traditional measures. For example, the P/E of the MSCI Emerging Markets Index is more than 25% lower than that of the MSCI EAFE Index. Within emerging markets, South Korea is, at the current time, a significant source of investment ideas for the fund. The P/E of the South Korean market is trading at a significant discount to that of the attractively valued emerging-markets sector, while the rate of growth in the country’s gross domestic product is estimated to be 4.9% in 2005.

OUR SUCCESSES

Our stock selections in the utilities, health care, energy, and telecommunication services sectors were the most significant contributors to your fund’s return relative to the performance of the EAFE Index. Supported by the significant rise in energy prices over the 12 months, several energy holdings were among the fund’s top performers. These included the Italian company ENI (+48.8%), the French company Total (+37.5%), and the Brazilian company Petrobras (+60.7%). Two of the fund’s utilities holdings, German-based E.On and French-based Suez, also delivered very strong results, with returns of 66.3% and 51.6%, respectively.

Investments in the health care sector in Europe also performed well in the fiscal year. The French pharmaceutical company Aventis rose 63.3%, aided by news of its merger with its French rival, Sanofi. The German-based drug wholesaler Celesio was also a key contributor to performance as the company’s share price rose nearly 60%.

OUR SHORTFALLS

Our stock selections in the consumer discretionary, information technology, financials, and consumer staples sectors detracted from the fund’s performance during the year. Most notable was the sharp decline in the returns of two Japanese IT companies—NEC (–36.8%) and Rohm (–23.5%)—in the portfolio as the yen’s rise versus the dollar threatened to cut into their profits. Within the financials sector, the U.K. mutual fund company Amvescap fell –30.1%, and the South Korean Kookmin Bank dropped –8.5%.

By most standards the double-digit returns of the fund’s emerging-markets holdings would be considered acceptable. However, these returns actually lagged the performance of the emerging markets in the benchmark for the period, detracting from the fund’s relative performance.

Looking ahead, we believe our bottom-up investment approach will continue to add value for investors willing to be patient. Markets will always fluctuate in the face of political and economic uncertainties. At Hansberger, we seek to take advantage of the opportunities such uncertainties present by using an intensive research process to identify well-run companies that have solid long-term businesses.

We thank your for your continued support.

Ronald Holt, PRESIDENT AND MANAGING DIRECTOR OF RESEARCH

Aureole W. Foong, MANAGING DIRECTOR, ASIAN RESEARCH

HANSBERGER GLOBAL INVESTORS, INC.

NOVEMBER 22, 2004

FUND PROFILE
As of 10/31/2004	This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriatemarket index and a broad market index. Key terms are defined on page 12.

INTERNATIONAL VALUE FUND
Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**
Number of Stocks	171	1,066	1,885

Turnover Rate	74%	—	—

Expense Ratio	0.56%	—	—

Short-Term Reserves	2%	—	—

Volatility Measures

	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.93	1.00	0.94	1.00

Beta	1.00	1.00	1.01	1.00

Sector Diversification (% of portfolio)

	Fund	Comparative Index*	Broad Index**
Consumer Discretionary	13%	13%	12%

Consumer Staples	8	8	8

Energy	8	9	10

Financials	25	27	26

Health Care	7	8	7

Industrials	10	9	9

Information Technology	9	7	7

Materials	10	7	8

Telecommunication Services	5	7	8

Utilities	3	5	5

Short-Term Reserves	2%	—	—

Sector percentages exclude futures and currency contracts held by the fund.

  *MSCI EAFE Index.
**MSCI All Country World Index ex USA.

Ten Largest Holdings (% of total net assets)

ENI SpA	2.0%
(energy)

Canon, Inc.	1.9
(computer hardware)

Telefonica Moviles SA	1.8
(telecommunications)

GlaxoSmithKline PLC	1.8
(pharmaceuticals)

ING Groep NV	1.5
(insurance)

Total SA	1.5
(integrated oil)

E.On AG	1.4
(utilities)

Vodafone Group PLC	1.4
(telecommunications)

HSBC Holdings PLC	1.4
(banking)

Nestle SA (Registered)	1.3
(food, beverage, and tobacco)

Top Ten	16.0%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

Visit our website at Vanguard.com
for regularly updated fund information.

Country Diversification (% of portfolio)

	Fund	Comparative Index*	Broad Index**
EUROPE

United Kingdom	18%	25%	21%

France	12	10	8

Germany	8	7	6

Switzerland	4	7	6

Netherlands	4	5	4

Italy	4	4	3

Finland	3	1	1

Spain	3	4	3

Belgium	1	1	1

Sweden	1	2	2

Denmark	0	1	1

Greece	0	1	0

Ireland	0	1	1

Norway	0	1	1

Subtotal	58%	70%	58%

PACIFIC

Japan	16%	22%	19%

Hong Kong	4	2	2

Singapore	3	1	1

Australia	0	5	5

Subtotal	23%	30%	27%

EMERGING MARETS

South Korea	6%	—	2%

Brazil	3	—	1

Taiwan	2	—	1

China	1	—	1

South Africa	1	—	2

Mexico	1	—	1

India	0	—	1

Subtotal	14%	—	9%

NORTH AMERICA

Canada	3%	—	6%

Subtotal	3%	—	6%

Short-term Reserves	2%	—	—

Total	100%	100%	100%

Country percentages exclude futures and currency contracts held by the fund.

  *MSCI EAFE Index.
**MSCI All Country World Index ex USA.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

PERFORMANCE SUMMARY
As of 10/31/2004	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INTERNATIONAL VALUE FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Value Fund*	17.68%	2.25%	5.43%	$16,962
MSCI All Country World Index ex USA	19.67	0.45	4.33	15,282
MSCI EAFE Index	18.84	-0.92	4.02	14,837
Average International Fund**	16.12	-0.94	3.39	13,954

Fiscal-Year Total Returns (%) October 31, 1994–October 31, 2004

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and
Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
International Value Fund*	5/16/1983	24.42%	2.16%	3.14%	2.26%	5.40%

  *Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 24 for dividend and capital gains information.

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended October 31, 2004
	One Year	Five Years	Ten Years
International Value Fund*
Returns Before Taxes	17.68%	2.25%	5.43%
Returns After Taxes on Distributions	17.40	1.46	3.39
Returns After Taxes on Distributions and Sale of Fund Shares	11.88	1.49	3.51

*Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2004

International Value Fund	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,063.37	$2.90

Based on Hypothetical

5% Yearly Return	1,000.00	1,022.32	2.85

*These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.56%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee or the 2% fee assessed on redemptions of shares held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

Expense Ratios:
Your fund compared with its peer group

	Fund	Average International Fund
International Value Fund	0.56%	1.76%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 10/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

International Value Fund	Shares	Market Value^ (000)
COMMON STOCKS (93.8%) (1)

Australia (0.1%)
BlueScope Steel Ltd.	530,000	$ 3,060

Belgium (0.8%)
Delhaize Group	139,900	8,987
KBC Bankverzekeringsholding	81,000	5,919
* Belgacom SA	48,000	1,758

		16,664

Brazil (2.4%)
Petrol Brasil ADR	691,000	24,537
Banco Bradesco SA ADR	166,600	10,141
Gerdau SA	272,000	4,015
Uniao de Bancos Brasileiros SA	151,000	3,994
Petroleo Brasileiro SA Pfd.	74,000	2,420
Usiminas-Usinas Siderugicas de
Minas Gerais SA Pfd. Class A	125,600	1,902
Suzano Bahia Sul Papel e
Celulose SA	445,001	1,890
Companhia de Saneamento
Basico do Estado
de Sao Paulo	41,100,000	1,665
Votorantim Celulose e
Papel SA	30,800	1,064
*Braskem SA Pfd. A Shares	28,379,900	1,043

		52,671

Canada (2.8%)
Bank of Nova Scotia Halifax	383,700	12,457
Manulife Financial Corp.	252,800	11,789
Alcan Inc.	213,900	9,882
* Nexen Inc.	134,500	5,711
EnCana Corp.	92,400	4,575
Canadian National Railway Co.	70,000	3,764
Falconbridge Ltd.	149,200	3,749
* Petro-Canada	58,600	3,194
Husky Energy Inc.	120,000	3,148
BCE Inc.	100,000	2,319
* Celestica Inc.	150,000	2,175

		62,763

International Value Fund	Shares	Market Value^ (000)
China (0.9%)
* Ping An Insurance (Group)
Co. of China Ltd.	11,185,000	17,604
China Petroleum &
Chemical Corp.	8,300,000	3,146

		20,750

Finland (2.5%)
TietoEnator Oyj B Shares	720,000	20,149
Nokia Oyj	1,197,000	18,409
UPM-Kymmene Oyj	820,000	16,168

		54,726

France (11.9%)
Total SA	159,000	32,968
Societe Generale Class A	291,000	26,911
Sanofi-Aventis	317,885	23,170
Groupe Danone	252,000	21,029
Schneider Electric SA	315,000	20,796
AXA	958,809	20,576
BNP Paribas SA	290,000	19,681
Lafarge SA	163,244	14,858
European Aeronautic
Defence and Space Co.	518,000	14,727
Carrefour SA	336,000	14,673
Arcelor	719,600	13,401
Societe Centrale des Assurances
Generales de France	197,600	13,121
Suez SA	447,000	10,417
Renault SA	102,200	8,528
Credit Agricole SA	275,000	8,035

		262,891

Germany (7.6%)
E.On AG	385,000	31,236
Fresenius Medical Care AG	291,000	22,210
Schering AG	322,500	20,672
Linde AG	333,000	20,057
Adidas-Salomon AG	99,000	13,793
Deutsche Bank AG	176,000	13,341
Continental AG	226,800	12,348
Volkswagen AG Pfd.	365,000	11,691
Volkswagen AG	145,156	6,429
HeidelbergerCement AG	115,000	5,644
Man AG	153,300	5,285
Depfa Bank PLC	324,000	4,946
* EPCOS AG	100,000	1,512

		169,164

Hong Kong (3.9%)
Johnson Electric Holdings Ltd.	27,800,000	27,681
Hutchison Whampoa Ltd.	2,270,000	17,426
Wing Hang Bank Ltd.	2,490,000	17,035
China Mobile (Hong Kong) Ltd.	4,570,000	13,270
Denway Motors Ltd.	35,810,000	12,077

		87,489

Hungary (0.3%)
* MOL Magyar Olaj-es Gazipari
Rt. GDR	122,000	6,806

India (0.2%)
ICICI Bank Ltd.	215,000	3,388
Punjab National Bank Ltd.	296,000	1,599

		4,987

Indonesia (0.2%)
PT Astra International Tbk	4,162,000	3,590
* PT Toba Pulp Lestari Tbk	545,000	—

		3,590

Israel (0.2%)
Bank Hapoalim Ltd.	1,800,000	4,888

Italy (3.4%)
ENI SpA	1,983,555	44,913
Saipem SpA	1,550,000	17,824
* Luxottica Group SpA ADR	690,000	12,862

		75,599

Japan (16.2%)
Canon, Inc.	838,000	41,273
Sumitomo Trust &
Banking Co., Ltd.	4,410,000	25,665
Sony Corp.	698,200	24,262
Tostem Inax Holding Corp.	1,186,000	21,064
Asahi Glass Co., Ltd.	2,188,000	20,069
Takeda Chemical
Industries Ltd.	392,500	18,925
NEC Corp.	3,169,000	17,548
Mazda Motor Corp.	5,292,000	15,648
Rohm Co., Ltd.	152,600	15,635
Kawasaki Heavy
Industries Ltd.	9,700,000	15,346
Pioneer Corp.	780,000	14,096
Sumitomo Mitsui Financial
Group, Inc.	1,980	12,847
Kao Corp.	525,000	12,088
Honda Motor Co., Ltd.	244,000	11,765
World Co., Ltd.	317,600	9,272
Promise Co., Ltd.	139,000	8,822
Nissan Motor Co., Ltd.	702,000	7,900
Aiful Corp.	77,850	7,756
Toyota Motor Corp.	195,700	7,611
JFE Holdings, Inc.	266,000	7,127
* UFJ Holdings Inc.	1,247	5,778
Daito Trust Construction Co., Ltd.	133,400	5,628
Tokyo Electric Power Co.	235,000	5,311
Nippon Meat Packers, Inc.	385,000	4,793
* Circle K Sunkus Co., Ltd.	196,000	4,697
Nippon Mining Holdings Inc.	931,500	4,421
* Sega Sammy Holdings Inc.	95,000	4,402

	Shares	Market Value^ (000)
Nippon Electric Glass Co., Ltd.	183,000	4,076
Tanabe Seiyaku Co., Ltd.	270,000	2,449
Japan Tobacco, Inc.	250	2,192

		358,466

Mexico (0.7%)
Cemex SA de CV ADR	528,739	15,323

Netherlands (3.7%)
ING Groep NV	1,263,468	33,349
ABN-AMRO Holding NV	980,938	23,396
Akzo Nobel NV	346,000	12,979
Koninklijke (Royal)
Philips Electronics NV	533,000	12,577

		82,301

Norway (0.1%)
* Yara International ASA	118,300	1,263

Singapore (2.5%)
DBS Group Holdings Ltd.	2,553,701	23,923
Singapore Airlines Ltd.	2,595,000	16,674
Singapore
Telecommunications Ltd.	5,832,360	8,476
* Flextronics International Ltd.	443,000	5,338

		54,411

South Africa (0.7%)
Amalgamated Banks of
South Africa Group Ltd.	695,569	7,568
Sanlam Ltd.	3,213,300	5,626
Telkom South Africa Ltd.	223,000	3,140

		16,334

South Korea (5.7%)
Samsung Electronics Co., Ltd.	67,000	26,303
LG Chem Ltd.	635,000	23,766
* Kookmin Bank	705,000	23,552
Shinsegae Co., Ltd.	64,000	18,008
SK Telecom Co. Ltd. ADR	640,000	12,627
Hyundai Motor Co. Ltd.	116,500	5,651
POSCO	30,000	4,489
Shinhan Financial Group Ltd.	218,000	4,294
INI Steel Co.	271,820	2,877
Industrial Bank of Korea	310,000	1,961
Nong Shim Co. Ltd.	9,000	1,889
Hanwha Chemical Corp.	223,000	1,773

		127,190

Spain (2.4%)
Telefonica Moviles SA	3,480,395	38,960
Repsol-YPF SA	393,000	8,494
Endesa SA	250,000	5,060
		52,514

Sweden (0.3%)
Svenska Cellulosa AB B Shares	204,000	7,571

Switzerland (4.3%)
Nestle SA (Registered)	117,600	27,725
Lonza AG (Registered)	453,644	22,088
Novartis AG (Registered)	387,680	18,425
* ABB Ltd.	2,561,000	14,751
Credit Suisse Group
(Registered)	258,000	8,794
* Micronas Semiconductor
Holding AG	85,500	3,345

		95,128

Taiwan (1.4%)
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	2,850,240	21,576
Compal Electronics Inc. GDR	1,393,944	6,259
China Steel Corp. GDR	170,775	3,435
		31,270

Thailand (0.1%)
PTT Public Co., Ltd. (Foreign)	730,000	3,022

Turkey (0.3%)
Ford Otomotiv Sanayi AS	487,000,000	3,864
Akbank TAS	460,000,000	2,075

		5,939

United Kingdom (18.2%)
GlaxoSmithKline PLC	1,847,503	38,828
Vodafone Group PLC	11,797,146	30,154
HSBC Holdings PLC	1,850,400	29,955
Royal Bank of Scotland
Group PLC	909,149	26,737
HBOS PLC	1,794,656	23,989
Lloyds TSB Group PLC	2,311,680	18,256
Signet Group PLC	9,070,941	17,660
Compass Group PLC	3,702,700	15,265
Rolls-Royce Group PLC	3,208,917	15,243
BP PLC	1,572,000	15,194
Kingfisher PLC	2,710,653	15,012
* Group 4 Securicor PLC	6,871,800	14,669
Old Mutual PLC	6,945,000	14,666
Tesco PLC	2,660,000	13,988
Kesa Electricals PLC	2,799,018	13,950
Unilever PLC	1,625,000	13,667
Standard Chartered PLC	684,933	12,217
Aviva PLC	840,000	8,388
Xstrata PLC	450,000	6,967
* International Power PLC	2,277,625	6,709
InterContinental Hotels
Group PLC	520,000	6,350
SABMiller PLC	437,000	6,290
RMC Group PLC	391,000	6,093
Barclays PLC	616,000	6,005
British American Tobacco PLC	335,400	5,039
Trinity Mirror PLC	420,000	4,964

International Value Fund	Shares	Market Value^ (000)
Punch Taverns PLC	480,000	$ 4,864
Royal & Sun Alliance
Insurance Group PLC	3,112,000	4,262
J. Sainsbury PLC	840,000	3,967
Taylor Woodrow PLC	840,000	3,563

		402,911

TOTAL COMMON STOCKS
(Cost $1,720,803)		2,079,691

TEMPORARY CASH INVESTMENTS (10.3%) (1)

Money Market Fund (10.0%)
Vanguard Market Liquidity
Fund, 1.77%**	132,293,632	132,294
Vanguard Market Liquidity
Fund, 1.77%**—Note G	90,290,952	90,291

		222,585

	Face Amount
	(000)

U.S. Agency Obligation (0.3%)
Federal National Mortgage Assn.†
(2) 1.94%, 1/10/2005	$6,000	5,976

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $228,562)		228,561

TOTAL INVESTMENTS (104.1%)
(Cost $1,949,365)		2,308,252

OTHER ASSETS AND LIABILITIES (-4.1%)

Other Assets—Note C		19,120
Security Lending Collateral
Payable to Brokers—Note G		(90,291)
Other Liabilities		(19,512)

		(90,683)

NET ASSETS (100%)

Applicable to 78,198,360 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$2,217,569

NET ASSET VALUE PER SHARE		$28.36

  ^See Note A in Notes to Financial Statements.
  *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  †The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.7% and 6.4%, respectively, of net assets. See Note E in Notes to Financial Statements.
  (2)Security segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
3 GDR—Global Depositary Receipt.

	Amount (000)	Per Share
AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
Paid-in Capital	$1,836,522	$23.49

Undistributed Net

Investment Income	33,687.43

Accumulated Net Realized Losses	(14,878)	(.19)

Unrealized Appreciation

(Depreciation)

Investment Securities	358,887	4.59

Futures Contracts	(143)	—

Foreign Currencies and

Forward Currency Contracts	3,494.04

NET ASSETS	$2,217,569	$28.36

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

International Value Fund Year Ended October 31, 2004 (000)
INVESTMENT INCOME
Income
Dividends*	$ 44,623
Interest	1,308
Security Lending	2,000

Total Income	47,931

Expenses
Investment Advisory Fees—Note B
Basic Fee	2,784
Performance Adjustment	420
The Vanguard Group—Note C
Management and Administrative	6,230
Marketing and Distribution	338
Custodian Fees	780
Auditing Fees	21
Shareholders' Reports	42
Trustees' Fees and Expenses	2

Total Expenses	10,617
Expenses Paid Indirectly—Note D	(455)

Net Expenses	10,162

NET INVESTMENT INCOME	37,769

REALIZED NET GAIN (LOSS)
Investment Securities Sold	117,762
Futures Contracts	(756)
Foreign Currencies and Forward Currency Contracts	(1,441)

REALIZED NET GAIN (LOSS)	115,565

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	133,010
Foreign Currencies and Forward Currency Contracts	3,414

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	136,281

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$289,615

*Dividends are net of foreign withholding taxes of $2,319,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	International Value Fund
	Year Ended October 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 37,769	$ 29,644
Realized Net Gain (Loss)	115,565	31,171
Change in Unrealized Appreciation (Depreciation)	136,281	303,341

Net Increase (Decrease) in Net Assets Resulting from Operations	289,615	364,156

Distributions
Net Investment Income	(28,966)	(16,699)
Realized Capital Gain	—	—

Total Distributions	(28,966)	(16,699)

Capital Share Transactions 1
Issued	696,184	1,083,611
Issued in Lieu of Cash Distributions	27,859	15,848
Redeemed*	(278,185)	(1,021,397)

Net Increase (Decrease) from Capital Share Transactions	445,858	78,062

Total Increase (Decrease)	706,507	425,519

Net Assets
Beginning of Period	1,511,062	1,085,543

End of Period	$2,217,569	$1,511,062

1 Shares Issued (Redeemed)
Issued	25,894	56,231
Issued in Lieu of Cash Distributions	1,106	850
Redeemed	(10,382)	(52,874)

Net Increase (Decrease) in Shares Outstanding	16,618	4,207

*Net of redemption fees of $93,000 and $0, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

International Value Fund
	Year Ended October 31,			Jan.1 to	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	Oct. 31, 2001*	2000	1999
Net Asset Value, Beginning of Period	$24.54	$18.92	$20.57	$26.02	$29.13	$25.09
Investment Operations
Net Investment Income	.48	.48	.29	.34	.55	.69
Net Realized and Unrealized Gain (Loss)
on Investments	3.80	5.43	(1.65)	(5.78)	(2.74)	4.74

Total from Investment Operations	4.28	5.91	(1.36)	(5.44)	(2.19)	5.43

Distributions
Dividends from Net Investment Income	(.46)	(.29)	(.29)	(.01)	(.73)	(.66)
Distributions from Realized Capital Gains	—	—	—	—	(.19)	(.73)

Total Distributions	(.46)	(.29)	(.29)	(.01)	(.92)	(1.39)

Net Asset Value, End of Period	$28.36	$24.54	$18.92	$20.57	$26.02	$29.13

Total Return**	17.68%	31.72%	-6.81%	-20.91%	-7.48%	21.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,218	$1,511	$1,086	$770	$835	$1,045
Ratio of Total Expenses to
Average Net Assets†	0.56%	0.62%	0.65%	0.64%†	0.53%	0.59%
Ratio of Net Investment Income to
Average Net Assets	1.99%	2.46%	1.80%	1.93%†	1.94%	2.54%
Portfolio Turnover Rate	74%	27%	26%	37%	78%	41%

  *The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
†Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.04%, 0.03%, 0.01%, (0.04%), and (0.04%).
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.	Futures and Forward Currency Contracts: The fund uses S&P ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index, and Topix Index futures contracts to a limited extent, with the objective of maintaining full exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B.  Hansberger Global Investors, Inc., and, beginning April 19, 2004, Sanford C. Bernstein & Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. In accordance with the advisory contract entered into with Sanford C. Bernstein & Co., LLC, in April 2004, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International All Country World Index ex USA beginning February 1, 2005.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before an increase of $420,000 (0.02%) based on performance.

C.  The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2004, the fund had contributed capital of $300,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.  The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2004, these arrangements reduced the fund’s management and administrative expenses by $432,000 and custodian fees by $23,000. The total expense reduction represented an effective annual rate of 0.02% of the fund’s average net assets.

E.  Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2004, the fund realized net foreign currency losses of $1,795,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2004, the fund had $35,613,000 of ordinary income available for distribution. The fund had available realized losses of $11,299,000 to offset future net capital gains through October 31, 2010.

At October 31, 2004, net unrealized appreciation of investment securities for tax purposes was $358,887,000, consisting of unrealized gains of $400,691,000 on securities that had risen in value since their purchase and $41,804,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2004, the aggregate settlement value of open futures contracts expiring in December 2004 and the related unrealized appreciation (depreciation) were:

		(000)
Index Fund/Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	928	$33,446	$ 492

FTSE 100 Index	305	25,989	255

Topix Index	197	20,086	(1,153)

S&P ASX 200 Index	99	7,000	263

At October 31, 2004, the fund had open forward currency contracts to receive and deliver currencies as follows:

	(000)
	Contract Amount				Unrealized Appreciation
Contract Settlement Date	Receive		Deliver		(Depreciation)
12/22/2004	EUR	25,775	USD	32,784	$1,482
12/22/2004	GBP	14,009	USD	25,571	883
12/15/2004	JPY	2,249,740	USD	21,239	561
12/22/2004	AUD	9,007	USD	6,696	497

AUD–Australian dollar.
EUR–euro.
GBP–British pound.
JPY–Japanese yen.
USD–U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $71,000 resulting from the translation of other assets and liabilities at October 31, 2004.

F.   During the year ended October 31, 2004, the fund purchased $1,667,062,000 of investment securities and sold $1,322,177,000 of investment securities, other than temporary cash investments.

G.   The market value of securities on loan to broker/dealers at October 31, 2004, was $85,004,000, for which the fund held cash collateral of $90,291,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (the “Fund”) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD INTERNATIONAL VALUE FUND

This information for the fiscal year ended October 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $23,714,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $46,883,000 and foreign taxes paid of $2,260,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2004. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2005.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Advice and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.

• Find out how much to save for retirement and your children's college education—by using our planning tools.

• Learn how to achieve your goals—by reading our PlainTalk® investment guides.

• Find your next fund--by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.

• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.

• Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.

• Analyze your portfolio's holdings and performance.

• Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.

• Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

•	Vanguard mutual funds
Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

•	Vanguard® Target Retirement Funds
Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

•	Other investment options
Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 1-800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

† December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com

All other marks are the exclusive property of their respective owners.	Fund Information 1-800-662-7447

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 1-800-662-2739

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 1-800-523-1036

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.	Text Telephone 1-800-952-3335

© 2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Q460 122004

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2004: $20,700
Fiscal Year Ended October 31, 2003: $19,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2004: $1,685,500
Fiscal Year Ended October 31, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2004: $257,800
Fiscal Year Ended October 31, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2004: $76,400
Fiscal Year Ended October 31, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2004: $0
Fiscal Year Ended October 31, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2004: $76,400
Fiscal Year Ended October 31, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES EQUITY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES EQUITY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 14, 2004

VANGUARD TRUSTEES EQUITY FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 14, 2004

*By Power of Attorney. Filed on December 20, 2004, see file number 002-14336. Incorporated by Reference.